Exhibit 10.1

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Contract No.	FDCG08045-01	Amendment No.	HB-FDCG08045-01-2
Buyer	Sinovel Wind Co., Ltd
Seller	Suzhou AMSC Superconductor Co., Ltd

Content:

Both parties agree to amend the contract FDCG08045-01 for SL1500 wind turbine core electrical components and software signed on 26th May, 2008 contract, details as follows:

1. Delete Article 3 about delivery quantity of original contact, the latest delivery type and quantity in amended contract as follows:

Item	Name	Power Module Type	PLC Type	Quantity (Sets)	Remark
1	Electrical Core components	PM1000	[**]	[**]	Including PM1000 Core components and Software

2	Electrical Core components	PM3000	[**]	[**]	Including PM3000 Core components and Software

3	Electrical Core components	PM3000S	[**]	[**]	Including PM3000S Core components and Software

2. Delete Article 6 of original contract and the delivery plan in amendment list of No. HB-FDCG08045-01-1 contract, the latest delivery plan as follows:

2009	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
PM1000 (sets)	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

PM3000 (sets)	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

PM3000S (sets)	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

2010	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
PM3000 (sets)	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

2011	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
PM3000 (sets)	[**]	[**]	[**]	[**]	—	—	—	—	—	—	—	—	[**]

3. Delete the term about price of the original contract, the latest price for each type of component is as follows:

•	[**] sets of PM1000 core component and software (without VAT): RMB: CNY[**]/set;

•	[**] sets of PM1000 core component and software (with VAT): RMB: CNY[**]/set;

•	[**] sets of PM3000 core components and software (without VAT): RMB: CNY[**]/set;

•	[**] sets of PM3000 core components and software (with VAT): RMB: CNY[**]/set;

•	[**] sets of PM3000s core components and software (without VAT): RMB: CNY[**]/set;

•	[**] sets of PM3000s core components and software (with VAT): RMB: CNY[**]/set;

Contract Value amended from:

•	Original contract value (without VAT): RMB: CNY[**]

•	Original 17% VAT: RMB: CNY[**]

•	Original contract value (with VAT): RMB: CNY[**]

To:

•	Contract value (without VAT): RMB: CNY[**]

•	17% VAT: RMB: CNY[**]

•	Contract value (with VAT): RMB: CNY[**]

The above price is DDP price (including Insurance and Inland transportation fee).

All other terms except above ones of the original contact will keep same function in amended contract and related attachments.

Four copies of contract, two for each party, it will have the same legal force as the original one.

(following are blank)

Representative of buyer	Liu Jianguang	Representative of seller	George Xiao
Audited by buyer	Lou Liang	Audited by seller	Peter Zhu
Approved by buyer	Tao Gang	Approved by seller	John Wang
Date	24th July, 2009	Date	24th July, 2009